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                                  CorpExec VUL
          Corporate Executive Series Variable Universal Life Insurance

                                  Investing in
    NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I


                        Supplement dated October 1, 2003
                        to Prospectus dated May 1, 2003



      This supplement amends the May 1, 2003 Prospectus for the Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"), as amended. You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2003 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

      The purpose of this supplement is to change the name of the Corporate Executive Series Variable Universal Life Insurance Policies.

      Effective October 1, 2003, throughout the Prospectus and the Supplements, make the following changes:

      (1) In Policies sold before October 1, 2003 and in those jurisdictions that have not yet approved CorpExec VUL-Series 2 on or after October 1, 2003, delete any reference to CorpExec VUL or CorpExec VUL-Series 1 and replace it with CorpExec VUL II.

      (2) In Policies sold on or after October 1, 2003, where approved, delete any reference to CorpExec VUL-Series 1 and replace it with CorpExec VUL II and delete any reference to CorpExec VUL-Series 2 and replace it with CorpExec VUL III.


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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010